j2 Global Communications

www.j2global.com

Growth Forum 5.0
June 19, 2003
(Based upon First Quarter 2003 results)

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slides entitled "Tax Considerations" and "2003 Financial Guidance". These forward-looking statements are based on management's expectations or beliefs as of June 19, 2003 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of June 19, 2003 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Inaccurate forecast of customer preferences
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships
- Other factors set forth in our Annual Report on Form 10K filed on 3/31/03 and the other reports filed by us from time to time with the SEC

jfax.com

eFax™ Corporate

eFax™

Consensus

j2 jConnect

PaperMaster2002

What we do...


Inbound (Receive)
Fax
Voicemail
Proprietary IP Control Structure
j2
1,000+ Cities Worldwide
j2 Message Bus
Internet
Subscriber
Network Management
Tracking
Billing
Customer Care
Security
Outbound (Send)
Create a document
Subscriber
Internet
j2 Message Bus
Proprietary IP Control Structure

Unique Assets

4.6 million subscribed phone numbers

Global advanced messaging network

- 1,000+ cities in 18 countries on 5 continents
- 5.8MM+ unique telephone numbers (DIDs) worldwide

Patented technology

- 5 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, Internet, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Corporate

Strong financial position

- Q1 Revenue: $15.2 MM Q1 GAAP Earnings: $5.0 MM
- Financial growth
  - 24 consecutive quarters of revenue growth
  - 5 consecutive quarters of GAAP Earnings
  - $38.7 MM of cash *and growing* / Virtually debt free

Active Telephone Numbers (DIDs)


Paid Telephone Numbers (DIDs)
310,000
290,000
270,000
250,000
230,000
210,000
190,000
170,000
150,000
130,000

	12/31/2001	3/31/2002	6/30/2002	9/30/2002	12/31/2002	3/31/2003
Corporate	20,000	23,265	28,480	34,480	43,331	48,727
Web Paid	170,000	183,844	197,996	212,001	226,863	256,242
TOTAL PAID DIDs	190,000	207,109	226,476	246,482	270,194	304,969
Free	4.2 MM	4.3 MM	4.3 MM	4.3 MM	4.0 MM	4.3 MM
TOTAL ACTIVE DIDs	4.4 MM	4.5 MM	4.5 MM	4.6 MM	4.3 MM	4.6 MM

Historical Revenue Growth



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
24 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03

Earnings & Free Cash Flow


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
(1)
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
GAAP Net Earnings
Free Cash Flow (2)

(1) Includes a one-time recovery of a marketing payment of $694,000.
(2) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

	Q1 '02	Q2 '02	Q3 '02	Q4 '02	Q1 '03
Net cash provided by operating activities	1.740	3.658	4.631	6.327	5.308
Purchases of FF&E	(0.546)	(0.751)	(0.483)	(1.049)	(0.300)
Free Cash Flow	1.194	2.907	4.148	5.278	5.008

j2™

Global Communications

www.j2global.com